EXHIBIT 99.1



                            RESIGNATION AS A DIRECTOR
                                       OF
                                  SOLAR3D, INC.
                             A Delaware Corporation



         I hereby resign as a director of Solar3D, Inc., a Delaware corporation, for personal reasons, effective July 21, 2014. I have enjoyed my tenure on the Board and remain available to work with the company in a more limited capacity and to support the execution of its business plan.



                                    /s/ Abe Emard
                                    ----------------------------------------
                                    Abe Emard, resigning Director